                                                                    EXHIBIT 10.5

                              AMENDED AND RESTATED
                              --------------------
                               DEED OF TRUST NOTE
                               ------------------

$15,500,000.00                                                 As of May 7, 2004

     THIS AMENDED AND RESTATED DEED OF TRUST NOTE is made and entered into as of the 7th day of May, 2004, by and between ARGO ORCHARD RIDGE, LC, a Maryland limited liability company ("Argo") and FOULGER LAND LIMITED PARTNERSHIP, a
                            ----
Virginia limited partnership ("Foulger", Argo.and Fougler herein referred to
                               -------
individually and collectively as "Maker") jointly and severally, and UBS REAL
                                  -----
ESTATE INVESTMENTS INC., a Delaware corporation ("Payee").
                                                  -----

                             PRELIMINARY STATEMENTS

     A. A loan was made to Maker in the original principal amount of ELEVEN MILLION THREE HUNDRED NINETY THOUSAND AND NO/100 DOLLARS ($11,390,000.00), the repayment of which is evidenced by a Promissory Note dated September 28, 2000 (the "Original Note").
      -------------

     B. The Original Note is secured by a Deed of Trust, Assignment and Security Agreement dated September 28, 2000, and recorded among the Land Records of Montgomery County, Maryland in Liber 18441, folio 126 (the " Original Deed of
                                                             ----------------
Trust") on certain improved real property located in Gaithersburg, Maryland.
-----

     C. Payee has purchased the Original Note from its holder.

     D. Maker has requested and Payee has agreed to make certain amendments to the Original Note, including changing the interest rate and the terms of payment, and increasing the original principal amount from ELEVEN MILLION THREE HUNDRED NINETY THOUSAND AND NO/100 DOLLARS ($11,390,000.00) to FIFTEEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($15,500,000.00). The Original Note is being amended and restated in its entirety to reflect such amendments.

     E. The Original Deed of Trust is concurrently being amended and restated pursuant to the terms of the Security Instrument (hereinafter defined).

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Maker and Payee agree that the Original Note is hereby amended and restated in its entirety as follows (as amended and restated, the "NOTE"):

     For value received, Maker, with an address at 9600 Blackwell Road, Suite 200, Rockville, Maryland 20850, jointly and severally, promises to pay to the order of Payee, at its principal place of business at 1285 Avenue of the Americas, 11th Floor, New York, New York 10019, or at such place as the holder hereof may from time to time designate in writing, the principal sum of FIFTEEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($15,500,000.00), in lawful money of the United States of America, with interest thereon to be computed on the unpaid principal balance from time to time outstanding at the Interest Rate (as hereinafter defined), and to be paid in installments as follows:

     A. A payment of interest only on the date the Loan (as hereinafter defined) is funded to Maker, representing interest to be accrued from the date of such funding through and including May 10, 2004;

     B.   An interest-only payment (such payment, the " Interest Only Monthly
                                                        ---------------------
          Payment Amount") calculated in accordance with the terms of this Note
          --------------
          on the eleventh day of June, 2004 and on the eleventh day of each calendar month thereafter (each, a " Payment Date") up to and
                                               ------------
          including the eleventh day of May, 2009;

     C.   A constant payment of $93.529.09 (such amount, the "Monthly P&I
                                                              -----------
          Payment Amount"; the Interest Only Monthly Payment Amount and the
          --------------
          Monthly P&I Payment Amount are hereinafter, the " Monthly Debt Service
                                                            --------------------
          Payment Amount" on the eleventh day of June, 2009 and on each Payment
          --------------
          Date thereafter up to and including the eleventh day of April, 2014; each of such payments to be applied (a) to the payment of interest computed at the Interest Rate; and (b) the balance applied toward the reduction of the principal sum;

and the balance of said principal sum together with all accrued and unpaid interest thereon shall be due and payable on the eleventh day of May, 2014 (the "Maturity Date"). Payee shall have the right from time to time, in its sole
 -------------
discretion, upon not less than thirty (30) days prior written notice to Maker, to change the Payment Date to a different calendar day each month which is not more than five (5) days earlier nor more than five (5) days later than the eleventh day of each calendar month. Interest on the principal sum of this Note shall be calculated on the basis of the actual number of days elapsed in the related interest accrual period over a three hundred sixty (360) day year. The first interest accrual period hereunder shall commence on and include the date that principal is advanced hereunder and shall end on and include the next tenth
(10th) day of a calendar month; unless principal is advanced on the tenth (10th) day of a month, in which case the first interest accrual period shall consist of only such tenth (10th) day. Each interest accrual period thereafter shall commence on the eleventh (11th) day of each calendar month during the term of this Note and shall end on and include the tenth (10th) day of the next occurring calendar month; provided, however, that if Payee shall have elected to change the Payment Date as aforesaid, Payee shall have the option, but not the obligation, to adjust the interest accrual period correspondingly. All amounts due under this Note shall be payable without setoff, counterclaim or any other deduction whatsoever.

     1. The term "Interest Rate" as used in this Note shall mean a rate of Six
                  -------------
and 06/100 percent (6.06%) per annum.

     2. This Note is evidence of that certain loan made by Payee to Maker contemporaneously herewith (the "Loan"). This Note is secured by (a) an Amended
                                 ----
and Restated Deed of Trust, Assignment of Leases and Rents and Security Agreement of even date herewith given by Maker for the use and benefit of Payee covering the estate of Maker in certain premises as more particularly described therein (the "Security Instrument"), (b) an Assignment of Leases and Rents of
              -------------------
even date herewith executed by Maker in favor of Payee (the "Assignment of
                                                             -------------
Leases"), (c) a Cash Management Agreement of even date herewith by and between
------
Maker and Payee (the "Cash Management Agreement") and (d) the other Loan
                      -------------------------
Documents (as hereinafter defined). The term "Loan Documents" as used in this
                                              --------------
Note relates collectively to this Note, the Security Instrument, the Assignment of Leases, the Cash Management Agreement and any and all other documents securing, evidencing, or guaranteeing all or any portion of the Loan or otherwise executed and/or delivered in connection with this Note and the Loan.

     3. If any sum payable under this Note is not paid on the date on which it is due, Maker shall pay to Payee upon demand an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law in order to defray a portion of the expenses incurred by Payee in handling and processing such delinquent payment and to compensate Payee for the loss of the use of such delinquent payment. If the day when any payment required under this Note is due is not a Business Day (as hereinafter defined), then payment shall be due on the first Business Day thereafter. The term "Business
                                                                     --------
Day" shall mean a day other than (i) a Saturday or Sunday, or (ii) any day on
---
which banking and savings and loan institutions in New York are authorized or obligated by law or executive order to be closed.

     4. The whole of the principal sum of this Note, together with all interest accrued and unpaid thereon and all other sums due under the Loan Documents (all such sums hereinafter collectively referred to as the "Debt"), shall without
                                                       ----
notice become immediately due and payable at the option of Payee if any payment required in this Note is not paid on the date on which it is due or upon the happening of any other Event of Default (as defined in the Security Instrument). In the event that it should become necessary to employ counsel to collect or enforce the Debt or to protect or foreclose the security therefor, Maker also shall pay on demand all costs of collection incurred by Payee, including attorneys' fees and costs reasonably incurred for the services of counsel whether or not suit be brought.

     5. Maker does hereby agree that upon the occurrence of an Event of Default (including upon the failure of Maker to pay the Debt in full on the Maturity
Date), Payee shall be entitled to receive and Maker shall pay interest on the entire unpaid principal sum and any other amounts due at a rate (the "Default
                                                                      -------
Rate") equal to the lesser of (a) the maximum rate permitted by applicable law,
----
or (b) five percent (5%) above the Interest Rate. The Default Rate shall be computed from the occurrence of the Event of Default until the date Maker cures the Event of Default and such cure is accepted by Payee. This charge shall be added to the Debt and shall be secured by the Security Instrument. This paragraph, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Payee by reason of the occurrence of any Event of Default.

     6. This Note may not be prepaid prior to the Maturity Date; provided, however, Maker shall have the right and option to release the Trust Property (as defined in the Security Instrument) from the lien of the Security Instrument in accordance with the terms and provisions set forth in Paragraph 47 of the Security Instrument (the "Defeasance Option"). Notwithstanding the foregoing
                          -----------------
sentence, Maker shall have the privilege to prepay the entire principal balance of this Note and any other amounts outstanding on any scheduled payment date on or after the date that is three (3) months immediately preceding the Maturity Date (hereinafter, the "Optional Prepayment Date") upon thirty (30) days' prior
                        ------------------------
written notice to Payee, without payment of the Yield Maintenance Premium (as defined in the Security Instrument) or any other premium or penalty so long as no Event of Default has occurred and is continuing. If prior to the Optional Prepayment Date and following the occurrence of any Event of Default, Maker shall tender payment of an amount sufficient to satisfy the Debt at any time prior to a sale of the Trust Property, either through foreclosure or the exercise of the other remedies available to Payee under the Security Instrument, such tender by Maker shall be deemed to be voluntary and Maker shall pay, in addition to the Debt, the Yield Maintenance Premium, if any, that would be required under the Defeasance Option.

     7. (a) From and after the date hereof, Maker shall cause all Rents (as defined in the Security Instrument) to be deposited in the Clearing Account (as defined in the Cash Management Agreement) directly by Tenants at the Trust Property. Provided that a Sweep Period (as defined in the Cash Management Agreement) does not exist, Maker shall have the right to cause all available funds in the Clearing Account to be transferred to an account of the Maker of the Maker's election. Commencing on the first day of each Collection Period (as defined in the Cash Management Agreement) during any Sweep Period (as defined in the Cash Management Agreement), all Rents deposited in the Clearing Account shall be transferred in accordance with the terms and conditions of the Cash Management Agreement to the Cash Collateral Account (as defined in the Cash Management Agreement) and shall be allocated in the following order of priority:

               (i) First, to fund the Tax and Insurance Escrow Fund Account (as established pursuant to the Cash Management Agreement) until the amount on deposit therein is equal to the amount required to be deposited in the Tax and Insurance Escrow Fund on the related Payment Date in accordance with the terms and conditions of the Security Instrument;

               (ii) Next, to fund the Monthly Debt Service Subaccount (as established pursuant to the Cash Management Agreement) until the amount on deposit therein is equal to the Monthly Debt Service Payment Amount;

               (iii) Next, to fund the Monthly Debt Service Subaccount with any other amounts due to the Payee under the Loan Documents not otherwise addressed by this paragraph;

               (iv) Next, to fund the Replacement Escrow Fund Subaccount (as established pursuant to the Cash Management Agreement) until the amount on deposit therein is equal to the amount required to be deposited in the Replacement Escrow Fund (as defined in the Security Instrument) on the related Payment Date in accordance with the terms and conditions of the Security Instrument;

               (v) Next, to fund the Rollover Escrow Fund Subaccount (as established pursuant to the Cash Management Agreement) until the amount on deposit therein is equal to the amount required to be deposited in the Rollover Escrow Fund (as defined in the Security Instrument) on the related Payment Date in accordance with the terms and conditions of the Security Instrument; and

               (vi) Lastly, and subject to the terms and conditions of the Cash
                    Management Agreement, to fund the Borrower Remainder Subaccount (as established pursuant to the Cash Management Agreement) any Rents remaining after funding the foregoing allocations.

          (b) Nothing in this paragraph 7 shall limit, reduce or otherwise affect Maker's obligations to make payments of the Monthly Debt Service Payment Amount, payments to the Tax and Insurance Escrow Fund, the Replacement Escrow Fund and Rollover Escrow Fund due hereunder and under the other Loan Documents, whether or not Rents are available to make such payments.

     8. It is expressly stipulated and agreed to be the intent of Maker and Payee at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Payee to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this paragraph shall control every other covenant and agreement in this Note and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Debt, or if Payee's exercise of the option to accelerate the Maturity Date, or if any prepayment or the exercise of any Defeasance Option by Maker results in Maker having paid any interest in excess of that permitted by applicable law, then it is Payee's express intent that all excess amounts theretofore collected by Payee shall be credited on the principal balance of this Note and all other Debt and the provisions of this Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Payee for the use, forbearance, or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Debt until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Payee to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

     9. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Maker or Payee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought. Whenever used, the singular number shall include the plural, the plural the singular, and the words 'Payee" and "Maker"
                                                            -----       -----
shall include their respective successors, assigns, heirs, executors and administrators. If Maker consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

     10. Maker and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest, notice of nonpayment, notice of intent to accelerate the maturity hereof and of acceleration. No release of any security for the Debt or any person liable for payment of the Debt, no extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of the Loan Documents made by agreement between Payee and any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Maker, and any other person or party who may become liable under the Loan Documents for the payment of all or any part of the Debt.

     11. (a) Subject to the qualifications below, Payee shall not enforce the liability and obligation of Maker to perform and observe the obligations contained in this Note, the Security Instrument or the other Loan Documents by any action or proceeding wherein a money judgment shall be sought against Maker, except that Payee may bring a foreclosure action, an action for specific performance or any other appropriate action or proceeding to enable Payee to enforce and realize upon its interest under this Note, the Security Instrument and the other Loan Documents, or in the Trust Property, the Rents, or any other collateral given to Payee pursuant to the Loan Documents; provided, however,
                                                          --------  -------
that, except as specifically provided herein, any judgment in any such action or proceeding shall be enforceable against Maker only to the extent of Maker's interest in the Trust Property, in the Rents and in any other collateral given to Payee, and Payee, by accepting this Note, the Security Instrument and the other Loan Documents, agrees that it shall not sue for, seek or demand any deficiency judgment against Maker in any such action or proceeding under or by reason of or under or in connection with this Note, the

Security Instrument or the other Loan Documents. The provisions of this paragraph shall not, however, (1) constitute a waiver, release or impairment of any obligation evidenced or secured by any of the Loan Documents; (2) impair the right of Payee to name Maker as a party defendant in any action or suit for foreclosure and sale under the Security Instrument; (3) affect the validity or enforceability of or any guaranty made in connection with the Loan or any of the rights and remedies of the Payee thereunder; (4) impair the right of Payee to obtain the appointment of a receiver; or (5) impair the enforcement of the Assignment of Leases. Notwithstanding anything to the contrary contained in this Note or in any of the other Loan Documents, Maker shall be fully and personally liable and subject to legal action to the extent of any loss, damage (including damage resulting from the diminution in value of the Trust Property as the result of subsection (iv) below), cost, expense, liability, claim or other obligation incurred by Payee (including attorneys' fees and costs reasonably incurred) arising out of or in connection with the following:

               (i) fraud or intentional misrepresentation or failure to disclose a material fact by Maker, any of Maker's officers, agents, attorneys, principals, general partners, managing members or employees, or any guarantor or indemnitor in connection with the Loan, including without limitation, the origination of the Loan and the performance of Maker's obligations under the Loan Documents;

               (ii) the gross negligence or willful misconduct of Maker;

               (iii) physical waste of the Trust Property;

               (iv) the breach of any representation, warranty, covenant or indemnification provision in the Loan Documents concerning environmental law, hazardous substances or asbestos;

               (v) the removal or disposal of any portion of the Trust Property during the continuance of an Event of Default;

               (vi) the misapplication or conversion by Maker of (A) any
                    insurance proceeds paid by reason of any loss, damage or destruction to the Trust Property, (B) any awards or other amounts received in connection with the condemnation of all or a portion of the Trust Property, (C) any Rents following an Event of Default, or during a Sweep Period, or (D) any Rents paid more than one month in advance;

               (vii) the failure to pay charges for labor or materials or taxes or other charges that can create liens on any portion of the Trust Property;

               (viii) all tenant security deposits or other refundable deposits paid to or held by Maker or any other person or entity in connection with the Leases (as defined in the Security Instrument) which are not applied in accordance with the terms of the applicable Leases;

               (ix) the failure to obtain and maintain the fully paid for
                    Policies (as defined in the Security Instrument) in accordance with Paragraph 2 of the Security Instrument;
                                    -----------

               (x) the failure of Maker or, if Manager is an affiliate of Maker, Manager to strictly comply with the terms of the Cash Management Agreement;

               (xi) the failure of Maker to strictly comply with the terms and provisions of Section 10 (mm) of the Security Instrument;
                    and

               (xii) any Tenant in Common commences an action for partition.

          (b) In addition, Maker shall be fully and personally liable for, hereby unconditionally guarantees payment to Payee of, and hereby agrees to pay,
(i) all Rent which may now or hereafter be due under the Heller Ehrman Lease for the Additional Premises (as such term is defined in Section 49.1 of the Heller Ehrman Lease) in accordance with Section 49 of the Heller Ehrman Lease if Heller Ehrman fails to pay Rent for the Additional Premises in accordance with Section 49 of the Heller Ehrman Lease, and (ii) all Rent which may now or hereafter be due under the Heller Ehrman Lease in respect of its entire leased premises if, in connection with a claim by Heller Ehrman that Borrower has failed to comply with Section 48 of the Heller Ehrman Lease, Heller Ehrman fails or refuses to pay Rent due under the Heller Ehrman Lease. The recourse liability and obligations of Maker under Paragraph 11(b)(i) are collectively referred to as the "Springing Heller Ehrman Additional Premises Rent Guaranty" and the recourse
     ---------------------------------------------------------
liability and obligations of Maker under Paragraph 11(b)(ii) are collectively referred to as the "Springing Heller Ehrman Leased Premises Rent Guaranty". So
                    -----------------------------------------------------
long as no Event of Default shall have occurred and remain uncured, Maker may make a written request that Payee make a determination whether the Springing Heller Ehrman Additional Premises Rent Guaranty or the Springing Heller Ehrman Leased Premises Rent Guaranty (as the case may be) shall continue to be required. Payee shall make its determination as hereinafter set forth in this Paragraph 11(b).

          Payee's determination of any release of the Springing Heller Ehrman Additional Premises Rent Guaranty and the Springing Heller Ehrman Leased Premises Rent Guaranty shall be subject to satisfaction of each of the following conditions precedent:

          (1) Maker, at its sole cost and expense, shall have promptly provided to Payee all documentation and information determined by Payee in Payee's reasonable discretion to be necessary for Payee to make the determination as set forth in this Paragraph 11(b), including, without limitation, copies of the Office Leases (as hereinafter defined) related to the Additional Premises and the Heller Ehrman Space (as the case may be), rent rolls, tenant estoppel certificates, and property operating and financial statements, and any other evidence of performance, operation or condition of the Trust Property related to the Additional Premises and the Heller Ehrman Space (as the case may be) requested by Payee in its reasonable discretion;

          (2) The Additional Premises in respect of Maker's request for a release from the Springing Heller Ehrman Additional Premises Rent Guaranty, and the Heller Ehrman Space in respect of Maker's request for a release from the Springing Heller Ehrman Leased Premises Rent Guaranty, if Heller Ehrman is not the party paying Rent on the Additional Premises or the Heller Ehrman Space, as applicable, is occupied in its entirety by one or more unaffiliated, arms-length office tenants with credit determined by Payee to be equal to or better than the credit of Heller Ehrman as of the date hereof (the "Office Tenants") pursuant to
                                                  --------------
               bona fide written lease agreements which comply with the terms and conditions of the Security Instrument and were approved (or deemed approved) by Payee (the "Office Leases"); all Office
                                               -------------
               Tenants under all Office Leases shall have been in actual occupancy of, conducting business from, and paying full unabated rent and additional rent for, their respective leased premises; no Office Tenants under any Office Leases are insolvent or the subject of any proceeding or action relating to a bankruptcy, reorganization or other arrangement pursuant to federal bankruptcy law; Maker shall have performed all of its obligations of an inducement nature under each Office Lease with an Office Tenant (including payment and performance of all tenant improvement work); and all Office Leases with Office Tenants are in full force and effect and neither landlord nor tenant thereunder is in default;

          (3) All Office Leases with Office Tenants provide for an initial term which is at least five (5) years;

          (4) The aggregate Rent paid by the Office Tenants under the Office Leases shall be equal to or greater than the Rent which Heller Ehrman is required to pay under the Heller Ehrman Lease for the Additional Premises in respect of Maker's request for a release from the Springing Heller

               Ehrman Additional Premises Rent Guaranty and the aggregate Rent paid by the Office Tenants under the Office Leases shall be equal to or greater than the Rent which Heller Ehrman is required to pay under the Heller Ehrman Lease for the Heller Ehrman Space in respect of Maker's request for a release from the Springing Heller Ehrman Leased Premises Rent Guaranty;

          (5) Maker shall have caused all Office Tenants under Office Leases to deliver to Payee current estoppel certificates in form and substance acceptable to Payee confirming, among other things, that (1) each Office Lease is in full force and effect, (2) all Office Tenants have paid full, unabated base rent and additional rent through the end of the calendar month in which the estoppel certificate is delivered to Payee, (3) all Office Tenants are in occupancy of and conducting business from their respective leased premises and (4) all obligations of the Maker, as landlord, of an inducement nature have been satisfied or irrevocably waived by the Office Tenant; and

          (6) Maker shall have paid all reasonable and actual out-of-pocket costs and expenses of Payee in connection with Payee's determination under this Paragraph 11(b), and the documentation and release of the Springing Heller Ehrman Additional Premises Rent Guaranty or Springing Heller Ehrman Leased Premises Rent Guaranty (as the case may be), including without limitation, all reasonable attorneys' fees, costs and expenses.

     (c) Notwithstanding anything to the contrary in this Note or any of the Loan Documents, (1) Payee shall not be deemed to have waived any right which Payee may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt secured by the Security Instrument or to require that all collateral shall continue to secure all of the Debt owing to Payee in accordance with the Loan Documents, and
(2) the Debt shall be fully recourse to Maker in the event that: (i) the first full monthly payment of principal and interest under this Note is not paid when due; (ii) Maker fails to maintain its status as a single purpose entity, as required by, and in accordance with the terms and provisions of, the Security Instrument (except with respect to the terms and provisions of clause (j) of Paragraph 11 thereof); (iii) Maker fails to obtain Payee's prior written consent to any subordinate financing or other voluntary lien encumbering the Trust Property; (iv) Maker fails to obtain Payee's prior written consent to any assignment, transfer, or conveyance of the Trust Property or any interest therein as required by the Security Instrument, (v) a receiver, liquidator or trustee of Maker or of any guarantor shall be appointed or if Maker or any guarantor shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by, consented to, or acquiesced in by, Maker or any guarantor or if any proceeding for the dissolution or liquidation of Maker or of any guarantor shall be instituted by Maker or any guarantor, or (vi) Maker or any guarantor (or any person comprising such guarantor) or any Related Party of any of the foregoing shall, in connection with any enforcement action or exercise or assertion of any right or remedy by or on behalf of Payee under or in connection with this Note, the Security Instrument or any of the other Loan Documents, asserts a defense, seeks judicial intervention or injunctive or other equitable relief of any kind or asserts in a pleading filed in connection with a judicial proceeding any defense against Payee or any right in connection with any security for the Loan which the court in such action or proceeding determines is not made in good faith and is without merit (in respect of a defense) or unwarranted (in respect of a request for judicial intervention or injunctive or other equitable relief). "Related Party" shall mean any person or entity which owns a direct or indirect interest in Maker or any guarantor (or any person comprising such guarantor), or which is owned or controlled by or under common ownership or control with Maker or any such guarantor.

     12. Maker (and the undersigned representative of Maker, if any) represents that Maker has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note, the Security Instrument and the other Loan Documents and that this Note, the Security Instrument and the other Loan Documents constitute valid and binding obligations of Maker.

     13. All notices or other communications required or permitted to be given pursuant hereto shall be given in the manner specified in the Security Instrument directed to the parties at their respective addresses as provided therein.

     14. MAKER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY MAKER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. PAYEE IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY MAKER.

     15. This Note shall be governed by and construed in accordance with the laws of the State in which the Trust Property is located and the applicable laws of the United States of America.

     16. Any capitalized term used in this Note and not defined herein shall have the meaning given to such term in the Security Instrument.

     17. This Note may be executed in one or more counterparts, each of which shall be deemed to constitute an original, but all of which, when taken together, shall constitute one and the same instrument.

     18. This Note does not extinguish the outstanding indebtedness evidenced by the Original Note or discharge or release the Original Deed of Trust or any other security, and the parties do not intend this Note to be a substitution or novation of the original indebtedness or instruments securing same.

                            [SIGNATURE PAGE FOLLOWS]

Maker has duly executed this Note the day and year first above written.

                                        MAKER:

                                        ARGO ORCHARD RIDGE, LC, a
                                        Maryland limited liability company


                                        By: ARGO ORCHARD RIDGE MANAGER, INC., a
                                            Maryland corporation, its Managing
                                            Member


                                        By: /s/ Richard L. Perlmutter
                                            ------------------------------------
                                        Name: Richard L. Perlmutter
                                        Title: President

                                        FOULGER LAND LIMITED PARTNERSHIP, a
                                        Virginia limited partnership


                                        By: SID FOULGER (ORCHARD RIDGE), INC., a
                                            Maryland corporation, its General
                                            Partner


                                        By: /s/ Clayton F. Foulger
                                            ------------------------------------
                                        Name: Clayton F. Foulger
                                        Title: Vice President

     UBS REAL ESTATE INVESTMENTS INC., a Delaware corporation, holder of the Original Note, signs below to acknowledge its consent to the terms of this Note.

                                        PAYEE:

                                        UBS REAL ESTATE INVESTMENTS INC., a
                                        Delaware corporation


                                        By: /s/ Peter A. Smith
                                            ------------------------------------
                                        Name: Peter A. Smith
                                        Title: Managing Director


                                        By: /s/ Matthew L. Kirsch
                                            ------------------------------------
                                        Name: Matthew L. Kirsch
                                        Title: Director